                                                                 EXHIBIT  10(n)6
                                                           ALLETE 2006 FORM 10-K

                                  ALLETE, INC.
                      NON-MANAGEMENT DIRECTOR COMPENSATION
                           EFFECTIVE FEBRUARY 15, 2007
--------------------------------------------------------------------------------
     -----------------------------------------------------------------------
     BOARD RETAINERS <F1><F2>
           Stock                                                     $60,000
           Cash                                                      $30,000
     -----------------------------------------------------------------------
     COMMITTEE CASH RETAINERS <F1><F2>
           Audit                                                      $9,000
           Executive Compensation                                     $7,500
           Corporate Governance & Nominating                          $7,500
     -----------------------------------------------------------------------
     CHAIR CASH RETAINERS <F1><F2>
           Audit                                                      $8,500
           Executive Compensation                                     $5,500
           Corporate Governance & Nominating                          $4,500
     -----------------------------------------------------------------------

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     LEAD DIRECTOR <F1><F2><F3>
           Board Stock Retainer                                      $60,000
           Board Cash Retainer                                       $30,000
           Lead Director Cash Retainer                               $25,000
     -----------------------------------------------------------------------

<F1> Cash retainers may be deferred under the Director Compensation Deferral
     Plan.
<F2> Cash retainers may be elected to be received in ALLETE stock.
<F3> Lead Director is not eligible for other committee or chair retainers.

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